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                                                                   EXHIBIT 10.10


                           FIRST AMENDMENT TO SUBLEASE


      This FIRST AMENDMENT TO LEASE (this "Amendment") is dated as of this 28th day of April, 2000, by and between AXYS PHARMACEUTICALS, INC., a Delaware corporation ("Sublandlord"), and AXYS ADVANCED TECHNOLOGIES, INC., a Delaware corporation ("Subtenant").

                                    RECITALS

      A. Sublandlord and Subtenant entered into a Sublease dated January 1, 2000 (the "Sublease"), for premises within a building with a street address of 385 Oyster Point Blvd., South San Francisco, California, and more particularly described in the Sublease;

      B. Sublandlord and Subtenant now desire to amend the Sublease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Sublease.

                                    AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

(a) LEASE AMENDMENT. Commencing on April 28, 2000, the Sublease is amended as follows:

            (a) SUBLEASED PREMISES: The last sentence of Section 1.1(a) is hereby deleted in its entirety.

            (b) ACCEPTANCE OF SUBLEASED PREMISES: The following words are hereby inserted at the beginning of the third sentence of Section 2.2: "Except as otherwise set forth in that certain Agreement and Plan of Merger by and among Discovery Partners International, Inc., a California corporation, DPII Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Discovery Partners International, Inc., Axys Advanced Technologies, Inc., a Delaware corporation, and Axys Pharmaceuticals, Inc., a Delaware corporation dated as of April 11, 2000 (the "Merger Agreement"),".

            (c) INCORPORATION BY REFERENCE; ASSUMPTION. The first sentence of
Section 3.1 is hereby deleted and replaced, in its entirety, with the following:
"All of the Sections of the Lease are incorporated into this Sublease as if fully set forth in this Sublease except for the following: 1, 2.1, 3.1, 3.3, 4.1, 5, 7, 13.4, 38, 29, First Addendum Sections 1, 13, and 20."

            (d) COMMON AREA DEFINITION: The third sentence of Section 3.8(a) is hereby deleted in its entirety and replaced with the following: "Subject to the prior written consent of Landlord and Sublandlord and the terms and conditions of the Lease, Subtenant may, at Subtenant's sole cost and expense, be allowed to install, maintain and operate a small communications antenna on the roof of the Building and other rooftop communications equipment which are permitted by the Lease, at location(s) and in accordance with plans approved by Landlord and Sublandlord; provided that Subtenant shall be obligated to pay for any additional cost incurred by Sublandlord arising from such work notwithstanding Landlord's and Sublandlord's approval thereof, including but not limited to, any violation of the roof warranty for the Building."


            (e) BASE RENT: The following sentence is hereby added to the end of Section 4.1: "Should Sublandlord fail to make any monetary payments to Landlord that constitute a default under the Lease ("Default

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Payments"), Subtenant may make such Default Payment(s) and offset such paid
Default Payment against Rent, as defined herein."

      (f) USE: The words "and Sublandlord's" is hereby inserted after the first appearance of the word "Subtenant" in Section 6.1(b).

      (g) UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS: The last sentence of Section 7.3(b) is hereby deleted in its entirety.

      (h) INDEMNITY: The following is hereby added to the lease as new section 8.6(a): "Sublandlord will indemnify, defend (by counsel acceptable to Subtenant in its reasonable discretion), protect and hold Subtenant harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including attorneys' fees) arising out of or relating to (i) Sublandlord's and its agents', employees' and invitees' use of the Subleased Premises and any negligent acts or willful misconduct in their use or occupancy of the Building other than the Subleased Premises, (ii) Sublandlord's breach or default under this Sublease, or (iii) Hazardous Materials brought into the Building by or for Sublandlord, or any such Hazardous Materials shipped for storage, treatment or disposal from the Building by or for Sublandlord. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any act on or proceeding involved therein, and whether or not (in the case of claims made against Subtenant) litigated and/or reduced to judgment. In case any action or proceeding is brought against Subtenant by reason of any of the foregoing matters, Sublandlord, upon notice from Subtenant, shall defend the same at Sublandlord's expense by counsel reasonably satisfactory to Subtenant and Subtenant shall cooperate with Sublandlord in such defense. Subtenant need not have first paid any such claim in order to be so indemnified.

      (i) ASSIGNMENT AND SUBLETTING: The following is hereby inserted at the end of Section 9: "and; (iv) any other reasonable out-of-pocket cost incurred as a result of the assignment or subletting."

      (j) SUBTENANTS'S SERVICES TO SUBLANDLORD: The second sentence of Section 10(a) is hereby deleted in its entirety and replaced with the following: "Either Subtenant or Sublandlord may terminate such services within ninety (90) days prior written notice by the party electing to receive the services."

      (k) CONFIDENTIALITY: Section 17 of the Sublease is hereby deleted in its entirety and replaced with the following: "Unless otherwise agreed to in writing by Sublandlord and Subtenant, each party shall keep confidential all terms, conditions, documents, and other information provided to, or generated by the other party, relating to this Sublease in accordance with the terms and conditions of the Merger Agreement."

      (l) ATTORNEYS FEES: The following is hereby added to the end of Section 20.1: "The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues ("PREVAILING PARTY"). The Prevailing Party, for the purpose of any settlement, dismissal or summary judgment, shall be the party receiving substantially the relief requested. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; (5) bankruptcy litigation; and (6) enforcement of the indemnity provisions contained herein. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

      (m) WAIVER OF JURY TRIAL AND RIGHT TO ARBITRATE: The following is hereby added to the Sublease as new section 21: "SUBLANDLORD AND SUBTENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON



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ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE SUBLEASE
AS AMENDED, SUBTENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. SHOULD A DISPUTE ARISE BETWEEN THE PARTIES REGARDING ANY MATTER DESCRIBED ABOVE, THEN EXCEPT WITH RESPECT TO ACTIONS FOR UNLAWFUL OR FORCIBLE DETAINER EITHER PARTY MAY CAUSE THE DISPUTE TO BE SUBMITTED TO JAMS/ENDISPUTE OR ITS SUCCESSOR ("JAMS") IN SAN FRANCISCO, CALIFORNIA, FOR BINDING ARBITRATION BEFORE A SINGLE ARBITRATOR. HOWEVER, EACH PARTY RESERVES THE RIGHT TO SEEK A PROVISIONAL REMEDY BY JUDICIAL ACTION. NO ARBITRATION ELECTION BY EITHER PARTY PURSUANT TO THIS SUBSECTION SHALL BE EFFECTIVE IF MADE LATER THAN THIRTY (30) DAYS FOLLOWING SERVICE OF A JUDICIAL SUMMONS AND COMPLAINT BY OR UPON SUCH PARTY CONCERNING THE DISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF PRACTICE AND PROCEDURE OF JAMS AND OTHERWISE PURSUANT TO THE CALIFORNIA ARBITRATION ACT (CODE OF CIVIL PROCEDURE SECTIONS 1280 ET SEQ.). NOTWITHSTANDING THE FOREGOING, THE ARBITRATOR IS SPECIFICALLY DIRECTED TO LIMIT DISCOVERY TO THAT WHICH IS ESSENTIAL TO THE EFFECTIVE PROSECUTION OR DEFENSE OF THE ACTION, AND IN NO EVENT SHALL SUCH DISCOVERY BY EITHER PARTY INCLUDE MORE THAN ONE NON-EXPERT WITNESS DEPOSITION UNLESS BOTH PARTIES OTHERWISE AGREE. THE ARBITRATOR SHALL APPORTION THE COSTS OF THE ARBITRATION, TOGETHER WITH THE ATTORNEYS' FEES OF THE PARTIES, IN THE MANNER DEEMED EQUITABLE BY THE ARBITRATOR, IT BEING THE INTENTION OF THE PARTIES THAT THE PREVAILING PARTY ORDINARILY BE ENTITLED TO RECOVER ITS REASONABLE COSTS AND FEES. JUDGMENT UPON ANY AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED BY ANY COURT HAVING JURISDICTION.

As indicated by our initials below, we have read and understand the foregoing and agree to submit disputes arising out of the matters subject to arbitration pursuant to this Sublease to neutral, binding arbitration:

               Sublandlord:  WJN            Subtenant:    WJN
                             -------                    -----

(b) RATIFICATION. The Sublease, as amended by this Amendment, is hereby ratified by Sublandlord and Subtenant and Sublandlord and Subtenant hereby agree that the Sublease, as so amended, shall continue in full force and effect.

(c) MISCELLANEOUS. MISCELLANEOUS.

            (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

            (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

            (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

            (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.




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        IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this
Amendment as of the date first written above.

                             SUBLANDLORD:

                             AXYS PHARMACEUTICALS, INC., a Delaware corporation



                             By:  /s/ William J. Newell
                                 --------------------------------

                             Its: Senior Vice President
                                 --------------------------------


                             SUBTENANT:

                             AXYS ADVANCED TECHNOLOGIES, INC., a
                             Delaware corporation


                             By:/s/ William J. Newell
                                 --------------------------------

                             Its:Secretary
                                 --------------------------------



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